SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 27, 2015 (the “Agreement”) is entered into among Joy Global Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer and JPMorgan Chase Bank, N.A., as a Swing Line Lender and an L/C Issuer have entered into that certain Second Amended and Restated Credit Agreement dated as of July 29, 2014 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as described below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment. Clause (b) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.
2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(iii)    No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement.
(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                JOY GLOBAL INC.,
a Delaware corporation

By:
Name:
Title:
GUARANTORS:            JOY GLOBAL UNDERGROUND MINING LLC,
a Delaware limited liability company

By:
Name:
Title:

JOY GLOBAL SURFACE MINING INC,
a Delaware corporation

By:
Name:
Title:

N.E.S. INVESTMENT CO.,
a Delaware corporation

By:
Name:
Title:

JOY GLOBAL CONVEYORS INC.,
a Delaware corporation

By:
Name:
Title:

JOY GLOBAL LONGVIEW OPERATIONS LLC
a Texas limited liability company

By:
Name:
Title:

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

MIZUHO BANK LTD.,
as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:
Name:
Title:

CITIZENS BANK, N.A.,
as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

GOLDMAN SACHS BANK USA,
as a Lender

By:
Name:
Title:

THE NORTHERN TRUST COMPANY,
as a Lender

By:
Name:
Title:

BMO HARRIS BANK, N.A.

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title: